Exhibit 99.2

NETSOL

Investor Overview

NETSOL Technologies

Safe harbor statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the company's products and services, expectations for future operations, fiscal 2027 guidance for revenues, gross margin and adjusted EBITDA, contracted revenue, remaining performance obligations and revenue visibility, AI-enabled products and productivity initiatives, the Company's efficiency program, capital allocation, potential strategic partnerships and acquisitions, potential structural actions concerning non-controlling interests, and other statements that are not historical facts. These forward-looking statements may be identified by terminology such as "expects," "anticipates," "believes," "intends," "plans," "projects," "targets," "guidance," "assumes," and similar expressions. These statements are not guarantees of future performance and are subject to a number of risks, uncertainties, and assumptions that are difficult to predict. The fiscal 2027 outlook assumes continued subscription growth, execution of contracted implementations, disciplined cost management and no material acquisitions. Factors that could cause actual results to differ materially include, but are not limited to, the timing of customer agreements, go-lives, contract signings and renewals, implementation milestones, the rate of adoption of AI-enabled product capabilities, foreign currency volatility, customer concentration and customer decisions, the timing of advance billings and collections, investment levels, competition, geopolitical and macroeconomic conditions, and other factors discussed in NETSOL's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. NETSOL undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Why NETSOL Technologies

NETSOL is a provider of AI-enabled solutions and services powering OEMs, dealerships and financial institutions to sell, finance and lease assets.

Proven globally

Americas
40+ Years
Austin I Los Angeles

Europe & UK
30+ Years
Horsham I London

APAC
25+ Years
Beijing I Jakarta I Lahore
Bangkok I Sydney I Tianjin I Shanghai

Fortune 500
Dozens of companies served

300+
Successful implementations

100+
Automotive projects

- Global mobility and asset finance are large, expanding trillion-dollar markets.
- Mission-critical infrastructure with near-zero enterprise churn.
- Recurring revenue, now roughly half of total, provides stability and predictability.
- Multiple identified catalysts entering fiscal 2027.
- Growth that reaches the bottom line.
  - Revenue $74.4M (+12.5% YoY)
  - Recurring revenue $35.8M (+8.7% YoY)
  - Gross margin 52.6% (+330 bps)
  - Non-GAAP EBITDA $8.0M (+22.8% YoY)
  - Operating income nearly doubled (+98%)

Two trillion-dollar markets, one connected platform

Global mobility and asset finance are large markets with strong long-term growth tailwinds.

Two markets.

One platform on both sides of the transaction.

Asset finance

$1.54T

Global new leasing volume, 2024 (latest reported)[1]

Runs on core software, much of it decades old: a modernization cycle now underway

$1.71T

U.S. auto loan balances, Q2 2026[2]

The largest asset finance market in the world is our newest growth market

Global mobility

16.2M

U.S. new light-vehicle sales, 2025 full year (+2.4% YoY)[3]

Every sale is a financing transaction, and increasingly a digital one

63%

of buyers say an omnichannel purchase, online plus in-store, is ideal[4]

Buyers want online plus showroom in one journey, the gap Transcend Retail closes

[1]2026 Global Leasing Report, Solifi and World Leasing Yearbook (March 2026) | [2]New York Fed, Quarterly Report on Household Debt and Credit, Q2 2026 (August 2026) | [3]NADA, December 2025 Market Beat (January 2026)
[4]Cox Automotive, 2025 Car Buyer Journey Study (January 2026)

The only platform on both sides of the transaction

Transcend connects the dealer's retail experience with the lender's core origination and servicing systems, on one connected foundation.

End-to-end by design

Commerce, financing and wholesale on one core, no handoffs

Configurable, not customized

Adopt one process or the full ecosystem, no custom code

AI-enabled speed & precision

Live deal structuring, credit decisioning, servicing intelligence

API-first, cloud-enabled

Modular foundation, SaaS delivery



Decision intelligence
AI-enabled
Retail orchestration platform
Deal submission
Embedded F&I
Live deal structuring
Instant finance pre-approval
Smart asset discovery
Customer-to-deal orchestration
Unified retail engine
Transcend Retail
Omnichannel execution
Workflow control
Retail performance intelligence
Finance orchestration platform
Credit decisioning & underwriting
Contract booking & activation
Embedded finance engine
Transcend Finance
Retail & wholesale financing
API-first | Modular foundation | Cloud-enabled | SaaS
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Transcend Platform

One connected ecosystem across commerce, finance, and servicing

How a customer relationship compounds

2.5–3x
typical customer spend over ten years versus the initial contract value

10+ years
typical relationship length; ~5-year initial terms, renewed

18–24 months
to replace NETSOL once installed: the switching barrier

Implement	Go-live	Expand	Renew
Years 1–2 Services revenue; deep integration	**Milestone** Subscription and support revenue begins	**Years 3–10** Modules, markets, upgrades, changes	**Year 10+** Relationships run well past a decade

Contract structure: floor pricing protects the downside; transaction volume drives the upside.

30 years and counting
Our first customer, signed in the 1990s, is still a customer today.

December 2025
One of the largest contract extensions in our history, with a tier-one global auto captive.

September 2026
BMO upgrades from our legacy platform to Transcend Finance after three decades together.

Figures reflect historical experience and typical contract terms; individual customer outcomes vary.

Global presence

Total FY26 revenue $74.4M, +12.5%, a company record.


APAC
$51.3M*
68.9% of total revenues

- **Significant market presence**
- **+30% YoY**, expanding with Chinese captives into new markets
- Contracts with multiple tier-1 automotive OEMs and captives
- ~75% market share in China


Europe
$14M*
18.9% of total revenues
Courtyard of Uffizi Gallery Florence

- Deep relationships across banks, lenders and brokers
- Nordics expansion via strategic partnership; 15-year UK banking relationship renewed
- Continuing to increase penetration via innovative new products


North America
$9.1M*
12.2% of total revenues

- US is the largest asset finance market
- BMO upgrade signed; Transcend Retail live at multiple dealer groups; 40+ years through acquisitions

*For the full fiscal year ended June 30, 2026

Revenue and recurring revenue



USD ($M)
80
70
60
50
40
30
20
10
0
52.4
26
61.4
28
66.1
32.9
74.4
35.8
2023
2024
2025
2026
Revenue
Recurring revenue

- Fiscal 2026 revenue of $74.4 million, the **highest in NETSOL's history**
- Exceeded fiscal 2026 **full-year revenue guidance** of $73 million
- **Annualized recurring revenue** up 8.7% year-over-year to $35.8 million

Strong balance sheet


USD ($M)
45
40
35
30
25
20
15
10
5
0
15.5
19.1
17.4
27.1
20.8
23.6
26.6
29.2
36.8
34.8
37.8
41.6
Cash and cash equivalents
Working capital
NETSOL stockholders' equity
30.6.23
30.6.24
30.6.25
30.6.26

- **Cash and cash equivalents** were $27.1 million as of June 30, 2026, compared with $17.4 million as of June 30, 2025
- Cash increased due to **strong operating cash generation for the full year, including the collection of amounts tied to the working capital timing noted at the third quarter.**
- **Working capital** was $29.2 million as of June 30, 2026
- Conservative capital structure with **limited long-term leverage**: total debt and finance lease obligations were $8.4M as of June 30, 2026, with only **$0.21M in long-term maturities.**

Quarterly revenue growth and gross margins


13.9% annual CAGR
(16 quarters, Q1 FY23–Q4 FY26)
Revenue (USD $M)
Gross margin (%)
25
20
15
10
5
0
70
60
50
40
30
20
10
0
12.7
33.5
63.6
20.7
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
Q4'26
Revenue
Gross margin %

Metrics we run on

Recurring revenue: $35.8M, +8.7%, ~half of total.

Subscription and support revenue; reported every quarter.

Contracted revenue: $60M as of June 30, 2026.

Revenue expected under existing signed agreements plus best estimates of future change requests.

Operating cash flow: $13.9M, up from $0.4M.

Fiscal 2026 net cash from operations; includes ~$6.5M of advance billings.

Quarterly recurring subscription and support revenue
11.2% annual CAGR
(16 quarters, Q1 FY23–Q4 FY26)



USD ($M)
10
9
8
7
6
5
4
3
2
1
0
6.0
8.9
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
Q4'26

Board and leadership

Executive leadership



Najeeb Ghauri
Founder, Chairman & Chief Executive Officer
Took NETSOL public in 1999; led a record FY26



Sardar Abubakr
Chief Financial Officer
20+ years across telecom and fintech; ex-VEON/Jazz; FCCA



Asad Ghauri
Global Head of Sales & GMD
Two decades building the APAC and global sales organization



Kamran Khalid
Chief Product & Delivery Officer
Owns the Transcend platform build and delivery



Omar Ghauri
Director & COO, NETSOL Technologies Ltd. (Pakistan)
Runs the 1,200-person delivery organization



Roger Almond
Chief Accounting Officer
SEC reporting lead since 2013; CPA



Patti McGlasson
SVP Legal & Corporate Affairs, General Counsel & Corporate Secretary
20+ years of public-company governance



Erik Wagner
Chief Marketing Officer
20 years in tech marketing; two prior companies acquired

Board of Directors

4 of 7 independent



Ian Smith
Independent Director
Former CEO, BMW Group Financial Services USA & the Americas



Richard Howard
Independent Director
Former President & CEO, Daimler Truck Financial Services North America



Aamir Ibrahim
Independent Director
CEO of JazzWorld, one of the world's largest digital operators



Kausar Kazmi
Independent Director, Audit Committee Chair
40 years in international banking

Founder and management directors: Najeeb Ghauri, Chairman · Naeem Ghauri, Co-founder & President · Asad Ghauri, Global Head of Sales & GMD

The people who ran our customers' businesses now help govern ours.

Strategic priorities and catalysts

PRIORITY	PROGRESS TO DATE	WHAT TO WATCH
1 **Scale Transcend Retail across the U.S. dealer market**	Fortune 500 dealer group building its digital retail standard on Transcend; ~350-dealership rollout underway with a premium global OEM	Go-lives converting to subscription revenue
2 **Upgrade the legacy install base to Transcend**	BMO signed September 2026: legacy to Transcend at one of the largest banks in North America	Further upgrades from a defined base where NETSOL is the incumbent
3 **Grow with customers as they enter new markets**	Leading Chinese leasing company live on Transcend Finance in Indonesia	Customers carrying NETSOL into new countries
4 **Embed AI across products and operations**	AI credit decisioning shipped in Transcend Finance; gross margin +330 bps in FY26	Continued margin expansion

Near-term catalysts

- **FY27 guidance** 13-16% revenue growth
- **Contracted revenue** reported quarterly
- **Fiscal Q1 results** November 2026

Summary

- **Strategic priorities for FY27**
  - **Scale Transcend Retail across the U.S. dealer market** — Fortune 500 dealer group building its digital retail standard on our platform; ~350-dealership rollout underway with a premium global OEM
  - **Upgrade the legacy install base to Transcend** — decades-long incumbent relationships converting to subscription; BMO signed September 2026 as the template
  - **Grow with our customers as they enter new markets** — Chinese captive live in Indonesia; when our customers expand, they take NETSOL with them
  - **Embed AI across products and operations** — AI credit decisioning shipped; AI-enabled development expanding margins
- **What this is expected to unlock**
  - **Recurring revenue already** ~half of total; every retail go-live and legacy upgrade adds to it
  - **Margin trajectory:** gross margin +330bps in FY26, EBITDA margin expanding, AI-enabled delivery compounding it
  - **Visibility:** contracted revenue introduced as a reported metric beginning FY26 results

NETSOL is a global leader in asset commerce technology, advancing a platform-led, SaaS growth strategy supported by improving fundamentals and a strong balance sheet.

NETSOL

Thank You

NETSOL Technologies

816 Congress Avenue, Austin, Texas 78701

+1 818.222.9195 | info@netsoltech.com